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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


(Mark One)

[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   December 11, 1998
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                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

Commission File Number 0-07428
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                           CALIFORNIA MICROWAVE, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                                                94-1668412
--------                                                                ----------
(State or other jurisdiction of Incorporation)           (I.R.S. Employer Identification Number)

1143 BORREGAS AVENUE, SUNNYVALE, CALIFORNIA                               94089
-------------------------------------------                               -----
(Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code                    (408) 732-4000
                                                                      --------------
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Item 5. Other Events.

          The Company filed Exhibit 99, entitled 1998 Financial Results by Fiscal Quarter, with its Form 10-Q for the quarterly period ended September 30, 1998. That Exhibit provided supplemental information regarding the restatement of the operations of the Company's Government Division to discontinued operations. The Company is filing Exhibits 99.1 and 99.2 herewith to provide additional supplemental information for each of its fiscal 1998 quarters and for the fiscal year ended June 30, 1998.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

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
     99.1 Restated Condensed Consolidated Financial Statements of Operations for the four quarters of fiscal year ended June 30, 1998.

     99.2 Restated Condensed Consolidated Financial Statement of Operations for fiscal year ended June 30, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



CALIFORNIA MICROWAVE, INC.


December 11, 1998                        BY /s/  Frederick D. Lawrence
-------------------------                  -------------------------------------
Date                                       Frederick D. Lawrence
                                           Chairman of the Board
                                           President and Chief Executive Officer




December 11, 1998                        BY /s/  Donna S. Birks
-------------------------                  -------------------------------------
Date                                       Donna S. Birks
                                           Executive Vice President
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit No.              Description of Exhibit
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
     99.1 Restated Condensed Consolidated Financial Statements of Operations for the four quarters of fiscal year ended June 30, 1998.

     99.2 Restated Condensed Consolidated Financial Statement of Operations for fiscal year ended June 30, 1998.
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